Exhibit 99.2

First Midwest Bancorp, Inc.

Annual Meeting of Stockholders

Westin Chicago Northwest Hotel

Itasca, IL

May 17, 2017

Welcome and Opening Remarks

Michael L. Scudder
President & Chief Executive Officer

Introduction of Directors, Officers and Independent Auditors

Reports on Procedural Matters

Items of Business

I. Election of Directors

II. Amendment to the Company's Certificate of Incorporation to Declassify the Board of Directors

III. Amendment to the Company's Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock

IV. Advisory Vote on Executive Compensation Paid in 2016 to Named Executive Officers

V. Advisory Vote Ratifying Appointment of the Company's Independent Registered Public Accounting Firm

Election of Directors

Board of Directors

Nominees Standing for Election

Term Expiring in 2017

Thomas L. Brown
Phupinder S. Gill
Kathryn J. Hayley
Frank B. Modruson
Ellen A. Rudnick
Michael J. Small
Stephen C. Van Arsdell

Term Expiring in 2018

Barbara A. Boigegrain
Peter J. Henseler
Patrick J. McDonnell
Robert P. O'Meara
Mark G. Sander

Term Expiring in 2019

Br. James Gaffney
Michael L. Scudder
J. Stephen Vanderwoude

Vote to Approve Declassification of the Board of Directors

Vote to Approve Increase of the Number of Authorized Shares of Common Stock

Advisory Vote to Approve Executive Compensation

Advisory Vote Ratifying Ernst & Young LLP as Independent Registered Public Accounting Firm

Voting and Results

Adjournment

Management Presentation

Michael L. Scudder
President & Chief Executive Officer

Mark G. Sander
Senior Executive Vice President & Chief Operating Officer

Patrick S. Barrett
Executive Vice President & Chief Financial Officer

Forward-Looking Statements

This presentation may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by the use of words such as "may," "might," "will," "would," "should," "could," "expect," "plan," "intend," "anticipate," "believe," "estimate," "predict," "probable," "potential," "possible," "target," "continue," "look forward" or "assume" and words of similar import. Forward-looking statements are not historical facts but instead express only management's beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management's control. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements. Forward-looking statements are not guarantees of future performance, and First Midwest cautions you not to place undue reliance on these statements. Forward-looking statements are made only as of the date of this presentation, and First Midwest undertakes no obligation to update any forward-looking statements contained in this presentation to reflect new information or events or conditions after the date hereof.

Forward-looking statements may be deemed to include, among other things, statements relating to First Midwest's future financial performance, the performance of First Midwest's loan or securities portfolio, the expected amount of future credit reserves or charge-offs, corporate strategies or objectives, anticipated trends in First Midwest's business, regulatory developments, acquisition transactions, including estimated synergies, cost savings and financial benefits of consummated transactions, and growth strategies, including possible future acquisitions. These statements are subject to certain risks, uncertainties, and assumptions. For a discussion of these risks, uncertainties, and assumptions, you should refer to the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in First Midwest's Annual Report on Form 10-K for the year ended December 31, 2016, as well as First Midwest's subsequent filings made with the Securities and Exchange Commission. However, these risks and uncertainties are not exhaustive. Other sections of First Midwest's filings describe additional factors that could adversely impact First Midwest's business and financial performance.

Management Presentation

- Overview
- Business Highlights
- Looking Ahead
- In Closing
- Questions

Overview

2016: Tremendous Achievement, Transformation

1. Our multi-year investment in talent and infrastructure enabled us to
   - Generate robust, diverse loan and fee-based revenue growth
   - Strengthen our core deposit foundation
   - Improve and add flexibility to our capital mix
   - Create capacity for growth, efficiency of scale
2. We added $3.3B in total assets and $1.6B in trust assets under management through 3 strategic acquisitions[(1)]
3. We entered 2017 as a $14B commercial bank working hard to meet the financial needs of our clients
4. We created significant momentum for 2017 and beyond
   - Enhancing our position as a premier, Midwest-based commercial bank

[(1)] Includes acquisitions closed in 2017

First Midwest Today

A Premier Commercial Bank

- $13.8B in total assets
- $11.0B in total deposits
  - 86% core deposits[1]
  - 93% metro Chicago
- $10.1B in total loans
  - 83% corporate, distributed
- $9.7B in assets under management
  - Up 37% since 2013
  - Illinois' 3rd largest[2]
- Over 2,400 colleagues

With a Robust Distribution Network



- 5th largest Illinois-based bank
  - 12th metro Chicago, leading south metro
  - 130 locations
- Multi-state, Midwestern reach
- Enhanced "e" capabilities

Source: Company filings and SNL Financial
Note: Financial information reflects data as of March 31, 2017.
(1) Includes demand, savings, money market, and NOW accounts.
(2) Source A.M. Publishing, Q4 2016, "Trust Performance Report."

Grounded in Our Vision, Mission and Values

VISION	Being our clients' most trusted financial partner
MISSION	Helping our clients achieve financial success
VALUES	Serving our clients with integrity, personal responsibility and a passion for **success**

We are in the business of helping our clients achieve financial success throughout their life.

We do so by focusing on the broad range of their financial needs and delivering quality services that fulfill their needs.

A Relationship, Service-Based Mission Built on Trust

As We Have Navigated a Challenging 2016

"4 Distinct Markets"

1st Quarter
"The Perfect Storm"
- 10 Yr Treasury/Oil Hit Lows
- Fed: 4 hikes

2nd Quarter
"Pre-Brexit"
- Uncertainty
- Fed: 2 hikes

3rd Quarter
"Post Brexit"
- Nonevent
- Fed: 1 to 2 Hikes

4th Quarter
"The Bump"
- Post Election Rally
- Fed raises rates
- Fed: 3 hikes

Marked by Volatility, Low Rates, Continuing Competition

Our Priorities Remained Largely Unchanged

Highest Quality Team	Growing / Diversifying Revenue	Balance Risk / Investment
• Building leadership • Developing talent • Driving engagement - Diversity and inclusion	• Commercial banking; relationship-focused - Geographic breadth - Diversified funding - Sustainable fee businesses • Aligned acquisitions	• Leverage infrastructure - Drive efficiencies - Multi-year, integrated technology investment • Maintain culture and credit balance


Aligned Acquisitions
Core Execution
Build Exponential Businesses
Top Tier Returns

Leveraging Talent and Infrastructure To Drive Performance

Balanced Investment in Our Infrastructure



Operating Platforms
Colleague Development, Talent
Risk Management

- Development, talent investments
  - Senior leadership
  - Commercial sales, diversification
  - Colleague development
- Operating platforms
  - Systems functionality, flexibility
  - DFAST implementation
- Risk management
  - Improved credit systems, resource depth
  - Enhanced cyber and fraud security
  - Regulatory compliance
    - DFAST, CFPB

Aligned, Attractive Acquisitions

($ in billions)

Recent Acquisition History

Company	Close Date	At Announcement Assets	At Announcement Deposits
Bank Acquisitions			
Standard Bank and Trust	Jan-2017	$2.5	$2.2
NB&T	Mar-2016	$0.6	$0.6
Peoples' Bank	Dec-2015	$0.1	$0.1
Great Lakes Bank	Dec-2014	$0.6	$0.5
Branch Acquisitions			
Popular Community Bank	Aug-2014	$0.7	$0.7
Non-Bank Acquisitions			
Premier Asset Management	Feb-2017	NA	NA
National Machine Tool	Sep-2014	NA	NA

- $4.5B in assets; 7 transactions since 2014
- Increasing market presence, strengthening core deposits
- Adding product, resource depth
- Driving operating leverage
- Improving efficiency

Source: Company regulatory filings, Standard Bancshares company reports, and SNL Financial.

More Recently

NB&T	STANDARD BANK AND TRUST CO.	Premier Asset Management
March 2016	January 2017	February 2017
Deposits: $600M Loans: $400M Fee Income: $8M AUM: $700M	Deposits: $2.0B Loans: $1.8B Fee Income: $19M AUM: $300M	AUM: $550M • Strong revenues, margins • Expands strategies, channels, private banking
**************************	*****************************	***************************
Established 1867	Established: 1947	Established: 2001

Strengthening Market Presence, Tenured
Adding Talent, Scale

Source: Company regulatory filings, Standard Bancshares company reports, and SNL Financial.

Creating Shareholder Value



Total Shareholder Return(1)
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
39%
52%
167%
1 Year
3 Year
5 Year
First Midwest
Peers(2)
NASDAQ Banks

Source: Company filings
(1) Data as of December 31, 2016
(2) 2016 peers include SRCE, CHFC, FCF, MBFI, ONB, PNFP, TCBI, TRMK, UMBF, UMPQ, VLY, WSBC, PFS, PVTB, WTCF, CBU, FFBC, FRME, FNB, PRK, UBSI

First Midwest Bancorp, Inc.

Business Highlights

2016 Financial Highlights

EPS

- $1.14 EPS, $1.22 core EPS[1], up 9% and 8%, respectively

Loan and Deposit Growth

- Increased total loans 15%, average deposits 9%

Net Interest Income & Core Margin[2]

- Net interest income increased 12%; core net interest margin down 4 bps

Asset Quality

- Net charge-offs to average loans decreased 5 bps to 0.24%

Noninterest Income

- Fee-based revenues increased 14%

Noninterest Expense

- 11% increase; efficiency ratio[1] improved to 62.6%

Mergers and Acquisitions

- Completed acquisition of NB&T
- Announced agreement to acquire Standard

Source: Company filings
[1] Metrics presented are non-GAAP financial measures. See the accompanying "Non-GAAP Reconciliation" slides for detail.
[2] Core margin represents tax-equivalent net interest margin, excluding acquired loan accretion, which is a non-GAAP financial measure. See the accompanying "Non-GAAP Reconciliation" slides for detail.

Q1 2017 Financial Highlights

EPS

- $0.23 EPS down 8%; $0.34 core EPS[1] up 6%

Loan and Deposit Growth

- Increased total loans 22%, average deposits 19%

Net Interest Income & Core Margin[2]

- Net interest income increased 31%, core net interest margin up 17 bps

Asset Quality

- Net charge-offs to average loans decreased to 0.12%

Noninterest Income

- Fee-based revenues increased 2%

Noninterest Expense[3]

- 17% increase; efficiency ratio[1] improved to 61.0%

Mergers and Acquisitions

- Completed acquisitions of Standard and Premier Asset Management

Closed Q1 20% Larger Than We Ended 2016

Source: Company filings
[1] Metrics presented are non-GAAP financial measures. See the accompanying "Non-GAAP Reconciliation" slides for detail.
[2] Core margin represents tax-equivalent net interest margin, excluding acquired loan accretion, which is a non-GAAP financial measure. See the accompanying "Non-GAAP Reconciliation" slides for detail.
[3] Represents adjusted noninterest expense, which is a non-GAAP financial measure. See the accompanying "Non-GAAP Reconciliation" slides for detail.

Quarterly Financial Results

($ in millions)

	Q1 '17	Q4 '16	Q1 '16
Net Interest Income	$ 115	$ 88	$ 81
Provision for Loan Losses	5	5	8
Noninterest Income	40	40	36
Noninterest Expense	116	93	83
Income before Taxes	34	30	26
Income Taxes	11	9	8
Net Income	$ 23	$ 21	$ 18
Earnings Per Share	$ 0.23	$ 0.25	$ 0.23
Core Net Income(1)	$ 34	$ 26	$ 21
Core Earnings Per Share(1)	$ 0.34	$ 0.32	$ 0.27

- Growth reflective of acquisitions
  - Standard Q1 2017
  - NB&T Q1 2016
- Core profitability improving
  - EPS and ROATCE
- Improved credit metrics
  - 50% reductions in charge-offs
- Lower efficiency ratio

(1) These financial measures exclude certain significant transactions . See the accompanying "Non-GAAP" Reconciliation slides and the Certain Terms Used in this Presentation slide for detail.

Improved Operating Performance

Tax-equivalent Net Interest Margin[1]


4.00%
3.85%
3.70%
3.55%
3.40%
3.68%
3.69%
3.68%
3.60%
3.66%
2013
2014
2015
2016
Q1'17[2]

Fee Income Ratio[1]


31.0%
29.0%
27.0%
25.0%
23.0%
28.1%
27.8%
28.3%
28.8%
27.6%
2013
2014
2015
2016
Q1'17[2]

Efficiency Ratio[1]


68.0%
66.0%
64.0%
62.0%
60.0%
64.2%
64.6%
63.6%
62.6%
61.6%
2013
2014
2015
2016
Q1'17[2]

Core ROATCE[1]


13.0%
12.0%
11.0%
10.0%
9.0%
8.0%
10.1%
10.4%
11.2%
11.5%
12.4%
2013
2014
2015
2016
Q1'17[2]

Source: Company filings
[1] Metrics presented are non-GAAP financial measures. See the accompanying "Non-GAAP Reconciliation" slides for detail.
[2] For the twelve months ended March 31, 2017.

Building a Diversified Loan Portfolio

($ in billions)



29% CAGR in Gross Loans
$5.7
$6.7
$7.2
$8.3
$10.1
2013
2014
2015
2016
Q1 '17
Commercial & Industrial
Investor CRE
Owner Occupied CRE
Consumer

- Well balanced mix across sectors and sub segments
- Organic growth of 11% in 2016
  - Share gains in select core commercial markets
  - Specialty investments provide outsized opportunities
  - Consumer growth through online and mortgage
- Acquisition integrations key
  - Standard retention
  - DeKalb County growth

Source: Company filings and SNL Financial
Note: Loan portfolio data as of end of period.

Maintaining Funding Advantage

($ in billions)



22% CAGR in Average Deposits
$6.8
$7.2
$8.1
$8.8
$10.7
86% Core(1)
2013
2014
2015
2016
Q1 '17
Demand
Now
Time
Savings
Money Market

- Long tenured, granular core deposits
  - 60% Retail
  - Cost advantage 10-15 bps last five years
- Well-positioned for rising rates
  - Mix less rate sensitive
- Acquisitions additive to historical strength

Source: Company filings and SNL Financial

(1) Includes demand, savings, money market, and NOW accounts.

Leveraging Fee-Based Businesses

($ in millions)



11% CAGR in Fee-Based Revenue
$106
$111
$127
$145
$149
2013
2014
2015
2016
Q1 '17[(1)]
Service charges
Wealth
Card-based
Merchant servicing
Mortgage
Other

- Growth across multiple categories and client segments
- Sales execution increased fees to ~30% of revenue in 2016
- Standard drives most of double digit 2017 increase
  - After absorbing Durbin
  - Steady organic growth
- Treasury and Wealth continue to outpace market

Source: Company filings
(1) For the twelve months ended March 31, 2017.

Growing Wealth Management

($ in millions)



12% CAGR in Fee-Based Revenue
$24
$26
$29
$33
$35
2013
2014
2015
2016
Q1 '17(2)
Personal Trust
Employee Benefit
Retail Brokerage
Investment Advisory
IRA and Other

- Diversified businesses
  - ~$10B in managed assets
  - 3rd largest in Illinois trust[(1)]
  - Up 45% since 2013, driven by Trust and Inv. Advisory
- Premier purchase late Q1 adds strategic capabilities
  - ~$550M in AUM
  - Cross selling opportunities

Source: Company filings and reports
(1) Revenue; Source A.M. Publishing, Q4 2016, "Trust Performance Report."
(2) For the twelve months ended March 31, 2017.

Improving Credit Quality

($ in millions)



$30
0.55%
$17
0.20%
2013
2014
2015
2016
Q1 '17(1)
Net Charge-Offs
NCOs / Avg Loans (%)

- Balanced credit profile provides stability
- Improving charge-offs at lower end of normalized range
- Aligned cultures and underwriting practices with Standard and NB&T
- Adding and investing in talent and systems

Source: Company filings and SNL Financial
Note: Loan portfolio data as of end of period.
(1) For the twelve months ended March 31, 2017.

Driving Greater Efficiency

($ in millions)



18% CAGR in Operating Revenue(1)
$500
$400
$300
$200
$100
$-
2013
2014
2015
2016
Q1 '17(2)
Fee-Based Revenues
Net Interest Income
Adj. Noninterest Expense(3)

- Revenue growth rate well exceeds expense growth, providing operating leverage
  - Earning asset growth offsetting pressure on margin
  - Balanced business investment
- Expense CAGR of 14%, supporting the growth in revenues
- Ongoing efficiency gains, aided by integration of Standard

Source: Company filings
(1) A non-GAAP financial measure which includes net interest income and fee-based revenues. See the accompanying "Non-GAAP Reconciliation" slides for detail.
(2) For the twelve months ended March 31, 2017.
(3) A non-GAAP financial measure which excludes certain significant transactions. See the accompanying "Non-GAAP Reconciliation" slides for detail.

Capital Position

($ in billions)


$0.8
$0.9
$1.0
$1.1
$1.4
2013
2014
2015
2016
Q1 '17
Tier 1 Capital
Tier 2 Capital

- Levels influence by:
  - Acquisitions
  - Stronger earnings
  - Sub-debt issuance of $150M in 2016
- Current and projected levels well above well-capitalized levels
  - Growth consistent with increased asset size
  - Tier 1 capital ratio of 9.53%
  - Total capital ratio of 11.48%
- Sale-leaseback to add additional capital no later than 1/1/2019

Source: Company filings

Note: Basel III Capital Rules became effective for the Company on January 1, 2015. As a result, capital amounts subsequent to December 31, 2014 are computed using the new rules and the prior periods presented are reported using the regulatory guidance at that time.

Looking Ahead

Outlook Improving, Challenges Remain



EVOLVING ECONOMY
(+)
COMPETITIVE MARKET
(=)
REGULATORY ENVIRONMENT
(+)
ADVANCING TECHNOLOGY
(+)

- Environment improving, pace uncertain
  - Post Election Optimism: lower taxes, regulatory relief, infrastructure
- Expecting higher rates, shifting focus to funding
- Competitive market consistent, difficult
- Navigating $10B
  - Greater expectations
  - Leveraging technology investments
- Continuing reinvestment in systems, platforms
- Consolidation opportunities remain

As We Look Ahead

- Relationship-based model is our best path to success
  - Driven by culture and talent investments
  - Leverages diversified business mix
- Anchored in Chicago, broadening our reach
  - Broadening geographic reach to diversify and lessen risk
- Investments already made to out-pace market in near term
  - Leadership and talent development
  - Standard, NB&T integrations; Premier Asset Management
  - Specialty banking, leasing, treasury management, mortgage, private banking
- Infrastructure will continue to mature
  - System, process enhancements and business unit efficiency
  - Enterprise risk management, DFAST non-negotiable
- Consolidation will likely continue

Industry Consolidation

- Trends, environment supports
  - Largely <$1B in assets
  - Buyers looking to improve earnings / deploy capital
  - Increase in negotiated deals
  - Valuations improved, activism driving growing percentage

- Locally, multi bank marketplace expected to drive opportunity
  - Viewed as attractive partner
    - ☑ Culture
    - ☑ Capital
    - ☑ Capacity
    - ☑ Experience

Near Term Focus on Execution, Strategic Discipline Required

In Closing

Momentum Is There

- Talent in place
  - Infrastructure maturing, establishing rhythm
- Leveraging investments
  - Diverse opportunities
  - Strong commercial & core deposit, wealth management platforms
  - Standard, NB&T strengthen markets, add talent, enhance efficiency
  - Premier further strengthens wealth management, private banking
- Strong core deposit, capital foundations
  - Positioned well as rates rise
- Consolidation opportunities will be there
  - Maintaining discipline, strategic alignment

Leaving Us Well Positioned

Reasons to Invest

1. Premier Midwest-Based Commercial Bank with Attractive Operational Footprint
2. Relationship-Driven Strategy Provides Solid Core Deposit Foundation
3. Diversified Loan Portfolio and Disciplined Underwriting Drive Strong Credit
4. Consistent Operating Performance, Underlying Momentum
5. Track Record of Integrating Accretive, Attractive Acquisitions

Returning Value To Our Shareholders

Dividend increased by 11% to $0.10 per quarter

Our 138th consecutive quarterly payment

Thank You for Your Investment and Continued Support

Appendix

Non-GAAP Financial Information

The Company's accounting and reporting policies conform to U.S. generally accepted accounting principles ("GAAP") and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes are useful because they assist investors in assessing the Company's operating performance. These non-GAAP financial measures include core earnings, core EPS, the efficiency ratio, adjusted noninterest expense, tax-equivalent net interest income (including its individual components), tax-equivalent net interest margin, tax-equivalent net interest margin, excluding the impact of acquired loan accretion, tangible common equity to tangible assets, core return on average tangible common equity, and core return on average assets.

The Company presents core earnings, core EPS, core return on average tangible common equity, core return on average assets, the efficiency ratio, and adjusted noninterest expense, all excluding certain significant transactions. See "Certain Terms Used in This Presentation" and the "Non-GAAP Reconciliation" sections for detail regarding certain significant transactions that are excluded from these metrics. Management believes excluding these certain significant transactions from these metrics are useful in assessing the Company's underlying operational performance since these transactions do not pertain to its core business operations and their exclusion facilitates better comparability between periods. Management believes that excluding acquisition and integration related expenses from these metrics is useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these transactions from these metrics enhances comparability for peer comparison purposes.

The tax-equivalent adjustment to net interest income and net interest margin recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is standard practice in the banking industry to present net interest income and net interest margin on a fully tax-equivalent basis and that it enhances comparability for peer comparison purposes. In addition, management believes that the tax-equivalent net interest margin, excluding the impact of acquired loan accretion, enhances comparability for peer comparison purposes and is useful to the Company, as well as analysts and investors, since acquired loan accretion income may fluctuate significantly based on the size of each acquisition.

In management's view, tangible common equity measures are capital adequacy metrics meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive loss in stockholders' equity.

Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. See the following reconciliations in the "Non-GAAP Reconciliation" section for details on the calculation of these measures to the extent presented herein.

Non-GAAP Reconciliation – NIE, Efficiency Ratio & Earnings

($ in thousands)

	2013	2014	2015	2016	1Q17	1Q16	4Q16	1Q17
Adjusted Noninterest Expense								
Noninterest expense	$ 256,737	$ 283,826	$ 307,216	$ 339,500	$ 373,553	$ 82,589	$ 92,669	$ 116,642
Acquisition & integration related expenses	-	(13,872)	(1,389)	(14,352)	(27,897)	(5,020)	(7,542)	(18,565)
Lease cancellation fee	-	-	-	(950)	(950)	-	(950)	-
Property valuation adjustments	-	-	(8,581)	-	-	-	-	-
Adjusted noninterest expense	$ 256,737	$ 269,954	$ 297,246	$ 324,198	$ 344,706	$ 77,569	$ 84,177	$ 98,077
Efficiency Ratio Calculation								
Adjusted noninterest expense	$ 256,737	$ 269,954	$ 297,246	$ 324,198	$ 344,706	$ 77,569	$ 84,177	$ 98,077
Net OREO expense	(8,547)	(7,075)	(5,281)	(3,024)	(4,060)	(664)	(925)	(1,700)
Total noninterest expense for efficiency ratio calculation	$ 248,190	$ 262,879	$ 291,965	$ 321,174	$ 340,646	$ 76,905	$ 83,252	$ 96,377
Tax-equivalent net interest income [(1)]	$ 272,429	$ 288,589	$ 322,277	$ 358,334	$ 392,564	$ 83,021	$ 90,088	$ 117,251
Fee-based revenues	106,282	111,081	127,259	145,101	149,354	33,594	37,107	37,847
Other income, excluding BOLI income	5,486	2,672	2,472	3,635	3,900	579	1,310	844
Tax-equivalent BOLI income (loss)	2,447	4,788	6,975	6,078	6,734	1,443	1,618	2,100
Total	$ 386,644	$ 407,130	$ 458,983	$ 513,148	$ 552,552	$ 118,637	$ 130,123	$ 158,042
Efficiency ratio	64.2%	64.6%	63.6%	62.6%	61.6%	64.8%	64.0%	61.0%
Earnings								
Net income	$ 79,306	$ 69,306	$ 82,064	$ 92,349	$ 97,242	$ 17,962	$ 20,718	$ 22,855
Net income applicable to non-vested restricted shares	(1,107)	(836)	(882)	(1,043)	(1,065)	(212)	(217)	(234)
Net income applicable to common shares	78,199	68,470	81,182	91,306	96,177	17,750	20,501	22,621
Gain on sale of investment in Textura, net of tax	(20,425)	-	-	-	-	-	-	-
Losses on early extinguishment of debt, net of tax	620	-	-	-	-	-	-	-
Gain on termination of FHLB commitments, net of tax	(4,697)	-	-	-	-	-	-	-
Adjusted amortization of FDIC indemnification asset, net of tax	900	-	-	-	-	-	-	-
BOLI modification loss	13,312	-	-	-	-	-	-	-
Property valuation adjustments, net of tax	-	-	5,149	-	-	-	-	-
Acquisition and integration related expenses, net of tax	-	8,323	833	8,611	16,738	3,012	4,525	11,139
Net gain on sale-leaseback transaction, net of tax	-	-	-	(3,305)	(3,305)	-	-	-
Lease cancellation fee, net of tax	-	-	-	570	570	-	570	-
Core Earnings	$ 67,909	$ 76,793	$ 87,164	$ 97,182	$ 110,180	$ 20,762	$ 25,596	$ 33,760

Source: Company filings

(1) Presented on a tax-equivalent basis, which reflects federal and state tax benefits.

First Midwest Bancorp, Inc.

Non-GAAP Reconciliation – EPS & ROATCE

($ in thousands)

	Years Ended				LTM	Quarters Ended		
	2013	2014	2015	2016	1Q17	1Q16	4Q16	1Q17
EPS								
Net income applicable to common shares	$ 78,199	$ 68,470	$ 81,182	$ 91,306	$ 96,177	$ 17,750	$ 20,501	$ 22,621
Core earnings	67,909	76,793	87,164	97,182	110,180	20,762	25,596	33,760
Weighted-average common shares outstanding (basic)	73,984	74,484	77,059	79,797	85,401	77,980	80,415	100,411
Dilutive effect of common stock equivalents	10	12	13	13	16	12	15	21
Weighted-average diluted common shares outstanding	73,994	74,496	77,072	79,810	85,417	77,992	80,430	100,432
Basic EPS	$ 1.06	$ 0.92	$ 1.05	$ 1.14	$ 1.14	$ 0.23	$ 0.25	$ 0.23
Diluted EPS	$ 1.06	$ 0.92	$ 1.05	$ 1.14	$ 1.14	$ 0.23	$ 0.25	$ 0.23
Core EPS	$ 0.92	$ 1.03	$ 1.13	$ 1.22	$ 1.29	$ 0.27	$ 0.32	$ 0.34
Return on Average Tangible Common Equity								
Average stockholders' equity	$ 972,283	$ 1,043,566	$ 1,132,058	$ 1,236,606	$ 1,382,683	$ 1,178,588	$ 1,269,993	$ 1,763,538
Less: average intangible assets	(279,021)	(290,303)	(332,269)	(363,112)	(464,094)	(346,549)	(367,328)	(750,589)
Average tangible common equity	$ 693,262	$ 753,263	$ 799,789	$ 873,494	$ 918,589	$ 832,039	$ 902,665	$ 1,012,949
Core earnings	67,909	76,793	87,164	97,182	110,180	20,762	25,596	33,760
Intangibles amortization, net of tax	1,967	1,733	2,352	2,809	3,397	591	724	1,179
Core earnings, excluding intangible amortization	$ 69,876	$ 78,527	$ 89,516	$ 99,991	$ 113,577	$ 21,353	$ 26,320	$ 34,939
Return on average tangible common equity ("ROATCE")[(1)]	11.6%	9.3%	10.4%	10.8%	10.8%	8.87%	9.35%	9.53%
Core ROATCE[(1)]	10.1%	10.4%	11.2%	11.5%	12.4%	10.32%	11.60%	13.99%

Source: Company filings
[(1)] Ratios for the quarters ended are annualized based on the actual number of days for each period presented.

Non-GAAP Reconciliation – Operating Metrics
($ in thousands)

	Years Ended				LTM	Quarters Ended		
	2013	2014	2015	2016	1Q17	1Q16	4Q16	1Q17
Tax-Equivalent Net Interest Income / Margin								
Net interest income	$ 260,132	$ 276,852	$ 311,598	$ 349,691	$ 384,174	$ 80,714	$ 88,024	$ 115,197
Tax-equivalent adjustment	12,297	11,737	10,679	8,643	8,390	2,307	2,064	2,054
Tax-equivalent net interest income[(1)]	272,429	288,589	322,277	358,334	392,564	83,021	90,088	117,251
Less: acquired loan accretion	N/A	N/A	(16,298)	(14,568)	N/A	(2,423)	(2,663)	(11,345)
Tax-equivalent net interest income, excluding the impact of acquired loan accretion	N/A	N/A	$ 305,979	$ 343,766	N/A	$ 80,598	$ 87,425	$ 105,906
Average interest-earning assets	$ 7,410,606	$ 7,828,700	$ 8,766,864	$ 9,951,092	$ 10,721,059	$ 9,122,915	$ 10,425,691	$ 12,211,804
Net interest margin	3.68%	3.69%	3.68%	3.60%	3.66%	3.66%	3.44%	3.89%
Tax-equivalent net interest margin, excluding the impact of acquired loan accretion	N/A	N/A	3.49%	3.45%	N/A	3.55%	3.34%	3.51%
Operating Revenue and Fee Income Ratio								
Fee-based revenues	$ 106,282	$ 111,081	$ 127,259	$ 145,101	$ 149,354	$ 33,594	$ 37,107	$ 37,847
Net interest income	260,132	276,852	311,598	349,691	384,174	80,714	88,024	115,197
Operating revenue	366,414	387,933	438,857	494,792	533,528	114,308	125,131	153,044
Tax-equivalent adjustments	12,297	11,737	10,679	8,643	8,390	2,307	2,064	2,054
Total revenues for fee income ratio	$ 378,711	$ 399,670	$ 449,536	$ 503,435	$ 541,918	$ 116,615	$ 127,195	$ 155,098
Fee income ratio	28.1%	27.8%	28.3%	28.8%	27.6%	28.8%	29.2%	24.4%

Source: Company filings
[(1)] Presented on a tax-equivalent basis, which reflects federal and state tax benefits.

Non-GAAP Reconciliation – Capital

($ in thousands)

	Years Ended 2013	2014	2015	2016	As of 1Q17
Risk-Based Capital Data					
Common stock	$ 858	$ 882	$ 882	$ 913	$ 1,123
Additional paid-in capital	414,293	449,798	446,672	498,937	1,022,417
Retained earnings	853,740	899,516	953,516	1,016,674	1,030,403
Treasury stock, at cost	(240,657)	(233,566)	(226,413)	(218,534)	(208,946)
Goodwill and other intangible assets	(276,366)	(334,199)	(327,115)	(356,477)	(742,012)
Disallowed deferred tax assets	(47,144)	(30,638)	(1,902)	(198)	(1,150)
Common equity tier 1 [(1)]	704,724	751,793	845,640	941,315	1,101,835
Trust preferred securities	36,690	50,690	50,690	50,690	50,690
Other disallowed deferred tax assets	N/A	N/A	(2,868)	(132)	(287)
Tier 1 capital	741,414	802,483	893,462	991,873	1,152,238
Tier 2 capital	100,373	82,209	74,855	233,656	235,825
Total capital	$ 841,787	$ 884,692	$ 968,317	$ 1,225,529	$ 1,388,063

Source: Company filings

(1) Basel III Capital Rules became effective for the Company on January 1, 2015. These rules revise the risk-based capital requirements and introduce a new capital measure, CET1 to risk-weighted assets. As a result, ratios subsequent to December 31, 2014 are computed using the new rules and prior periods presented are reported using the regulatory guidance at that time.

Certain Terms Used in This Presentation

Core Earnings – Equals net income excluding the impact of certain significant transactions including, but not limited to, acquisition and integration related expenses associated with completed and pending acquisitions, the lease cancellation fee recognized as a result of the Company's planned 2018 corporate headquarters relocation, a net gain on a sale-leaseback transaction, and property valuation adjustments related to strategic branch initiatives.

Core Deposits – Includes demand, savings, money market, and NOW accounts.

Net Interest Income – Equals the difference between interest income and fees earned on interest-earning assets and interest expense incurred on interest-bearing liabilities, calculated on a fully tax-equivalent basis assuming a 35% tax rate.

Net Interest Margin – Net interest margin equals tax-equivalent net interest income divided by total average interest-earning assets.

Fee-based Revenues – Equals noninterest income we earn from fee-based businesses including, but not limited to, wealth management fees, deposit service charges, card-based fees, mortgage banking income, merchant servicing fees, and other service charges, commissions, and fees.

Noninterest Expense – Noninterest expense is the expense we incur to operate the Company, which includes salaries and employee benefits, net occupancy and equipment, professional services, and other costs.

Adjusted Noninterest Expense – Equals noninterest expense excluding the impact of certain significant transactions: acquisition and integration related expenses associated with completed and pending acquisitions, the lease cancellation fee recognized as a result of the Company's planned 2018 corporate headquarter relocation, and property valuation adjustments related to strategic branch initiatives.

Core Return on Average Assets – Equals core earnings divided by average assets.

Core Return on Average Tangible Common Equity ("TCE") – Equals core earnings, excluding intangibles amortization expense, net of tax, divided by TCE. TCE represents average stockholders' equity less average goodwill and other intangible assets.

Core Earnings Per Share – Equals core earnings applicable to common shares divided by weighted-average diluted common shares outstanding.

Efficiency Ratio – The efficiency ratio expresses noninterest expense, excluding net OREO expense, as a percentage of tax-equivalent net interest income plus total fee-based revenues, other income, and tax-equivalent adjusted BOLI income. The ratio also excludes certain significant transactions: acquisition and integration related expenses associated with completed and pending acquisitions, the lease cancellation fee recognized as a result of the Company's planned 2018 corporate headquarters relocation, the net gain on the sale-leaseback transaction, and property valuation adjustments related to strategic branch initiatives.

Note: Unless otherwise indicated, all dollar amounts used in this presentation are in millions except per share information.
Refer to the "Non-GAAP Reconciliation" slides for detailed calculations.

First Midwest Bancorp, Inc.

Contact Information

Patrick S. Barrett
Executive Vice President
& Chief Financial Officer
pat.barrett@firstmidwest.com
630-875-7273

James M. Roolf
Senior Vice President
& Corporate Relations Officer
jim.roolf@firstmidwest.com
630-875-7533